Exhibit 99.1

Kerr-McGee to Present at Global Energy Conference

Oklahoma City, Oct. 28, 2004 - Dave Hager, Kerr-McGee Corp. (NYSE: KMG) senior vice president responsible for oil and gas exploration and production, will speak at the Merrill Lynch Global Energy Conference in New York City on Nov. 4, at 8:25 a.m. EST. You can listen to the presentation by logging on to Kerr-McGee’s website at www.kerr-mcgee.com. Following the speech, the presentation slides will be archived on the website for 30 days.
Kerr-McGee is an Oklahoma City-based energy and inorganic chemical company with worldwide operations and assets of more than $14 billion.
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